Oppenheimer Developing Markets Fund

Supplement dated September 9, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Developing Markets Fund (the “Fund”); each dated October 28, 2014, and is in addition to any other supplement(s).

The Prospectus is revised as follows:

1.	The section titled “Portfolio Manager” on page 6 of the Prospectus has been replaced with the following:

Portfolio Managers. Justin Leverenz, CFA, has been Vice President and lead portfolio manager of the Fund since May 2007 and John Paul Lech has been co-portfolio manager since September 2015.

2.	The section titled “Portfolio Manager” on page 12 of the Prospectus is deleted in its entirety and replaced with:

Portfolio Managers. The Fund’s portfolio is managed by Justin Leverenz, CFA, and John Paul Lech who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Leverenz has been a Vice President and lead portfolio manager of the Fund since May 2007 and Mr. Lech has been co-portfolio manager of the Fund since September 2015.

Mr. Leverenz has been a Director of Emerging Markets Equities of the Sub-Adviser since January 2013, a Senior Vice President of the Sub-Adviser since November 2009 and was a Vice President of the Sub-Adviser from July 2004 to October 2009. Mr. Leverenz was the Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs from 2002 to 2004. He was an Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) from 1993 to 1995 and from 1997 to 2000, respectively. He was a portfolio manager at Martin Currie Investment Management from 1995 to 1997. Mr. Leverenz is an officer and portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Lech has been Director of Research for the Emerging Markets Equity Team since September 2015 and a Vice President of the Sub-Adviser since June 2011. He was a Senior Research Analyst from January 2010 thru September 2015 and a Research Analyst from December 2008 to January 2010, focusing on emerging market equities. He was an Assistant Vice President of the Sub-Adviser from January 2010 to January 2011.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

The SAI is revised as follows:

1.	The paragraphs titled “Portfolio Manager” and “Other Accounts Managed” on page 38 of the SAI are deleted in their entirety and replaced with the following:

 Portfolio Managers. The Fund is managed by Justin Leverenz and John Paul Lech (the “Portfolio Managers”) who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Leverenz, and Mr. Lech also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of August 31, 2014, or as otherwise noted. No portfolio or account has an advisory fee based on performance:

  The following is added to the “Other Accounts Managed” table on page 38 of the SAI:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
John Paul Lech[4]	0	$0	$0	$0	0	$0

1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.
4.	As of August 31, 2015

  The following is added to the table titled “Ownership of Fund Shares” on page 39 of the SAI:
Portfolio Manager	Range of Shares Beneficially Owned in the Fund
John Paul Lech*	$100,001 to $500,000

* As of August 31, 2015

September 9, 2015	PS0785.040